ADVANCED SERIES TRUST
AST Neuberger Berman/LSV Mid-Cap Value Portfolio

Supplement dated December 22, 2011 to the Prospectus and Statement of Additional Information dated May 1, 2011

As of December 8, 2011, S. Basu Mullick is no longer serving as Lead Portfolio Manager to the Neuberger Berman segment of the AST Neuberger Berman/LSV Mid-Cap Value Portfolio (the “Portfolio”). To reflect this, all references to Mr. Mullick in the Prospectus and Statement of Additional Information (“SAI”) are hereby deleted.

Michael Greene has replaced the current Mid Cap Value team and Mr. Greene will serve as Portfolio Manager to the Portfolio. The following revisions are hereby made to the Prospectus and SAI to reflect Mr. Greene’s service:

I.	The following is added to the Management of the Portfolio table in the Summary Section of the Prospectus:

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Neuberger Berman Management LLC	Michael Greene	Portfolio Manager	December 2011

II.	The following is added to “How the Fund is Managed – Portfolio Managers” section of the Prospectus:

Michael Greene joined Neuberger Berman through the firm’s acquisition of David J. Greene and Company in 2008. In his previous role, Mr. Greene had been Chief Executive Officer and Chief Investment Officer of David J. Greene and Company since 1985.

III.	The following is added to the table in Part I of the SAI entitled “Portfolio Managers: Other Accounts:”

Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts (thousands)	Ownership of Fund Securities
Neuberger Berman Management LLC	Michael Greene	None	None	2/$92,000	None

          Information furnished in the table is as of November 30, 2011.

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